UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 6, 2006

         CSAB Mortgage-Backed Trust 2006-2

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Filing of Financial Guaranty Insurance Policy and Endorsement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

Exhibits

99.1

Financial Guaranty Insurance Policy No 51762-N for the CSAB Mortgage-Backed  Pass-Through Certificates, Series 2006-2, $40,000,000 initial Class Principal Balance, Class A-3-A Certificates and $57,042,000 initial Class Principal Balance, Class A-4 Certificates.

99.2

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51762-N for $40,000,000 initial Class Principal Balance, Class A-3-A Certificates and $57,042,000 initial Class Principal Balance, Class A-4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: November 6, 2006

Exhibit Index

Exhibit

99.1

Financial Guaranty Insurance Policy No 51762-N for the CSAB Mortgage-Backed  Pass-Through Certificates, Series 2006-2, $40,000,000 initial Class Principal Balance, Class A-3-A Certificates and $57,042,000 initial Class Principal Balance, Class A-4 Certificates.

99.2

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51762-N for $40,000,000 initial Class Principal Balance, Class A-3-A Certificates and $57,042,000 initial Class Principal Balance, Class A-4 Certificates.